[BACKGROUND PHOTO OF BUILDING AND TREES]

LIBERTY CONNECTICUT TAX-EXEMPT FUND      ANNUAL REPORT

JANUARY 31, 2001

                                                             PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------


DEAR SHAREHOLDER:


The year ended January 31, 2001 was a productive one for U.S. bond markets. Many of the major bond indexes chalked up 12-month total returns of 11%, 13% or more.(1) Since inflation remained relatively tame during 2000, real (i.e., inflation-adjusted) total returns for bonds reached and even exceeded 8.5%.


Municipal bonds struggled early in the fiscal year, as rising interest rates and inflationary pressures troubled the market. But as the economy slowed to a more reasonable growth rate, the municipal market rallied, finishing the year on a strong note. Additionally, states continued to generate budget surpluses and issue less debt, which was a positive factor in the municipal bond supply/demand equation.


We owe these favorable results to volatile U.S. interest rates, a fast reduction in U.S. economic growth, and moderate rates of inflation. On the following pages, you'll find commentary on these market-shaping forces and how they teamed up to produce a bull market for bonds. You'll also find information on how your Fund's portfolio manager steered the Fund to its own double-digit total returns.


Years like this, in which bonds outperform stocks by a wide margin, do not occur frequently, but they are a major reason why bonds can be important to a well-balanced, long-term investment strategy. History has shown repeatedly that when economic conditions create disarray in the stock market, bonds may perform well. Thanks to this tendency to "zig" when stocks "zag," including bonds in your investment portfolio may help you achieve more consistent performance from year to year.


Whatever your reason for investing in Liberty Connecticut Tax-Exempt Fund -- to receive current tax-exempt income, to reduce long-term volatility of your portfolio, or both -- we thank you for giving us the opportunity to serve your investment needs.


Respectfully,



/s/ Stephen E. Gibson
------------------------------
Stephen E. Gibson
President
March 14, 2001

1    Source: http://www.wsj.com "Major Bond Indexes" (February 7, 2001)

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Not FDIC  May Lose Value
          -----------------
Insured   No Bank Guarantee

HIGHLIGHTS
--------------------------------------------------------------------------------


-        THE U.S. ECONOMY CHARGED AHEAD, THEN SLOWED DRAMATICALLY

         During the first and second quarters of 2000, the United States' gross domestic product (GDP) grew rapidly, at annualized rates near or exceeding 5%. In the third and fourth calendar quarters, GDP growth slowed dramatically, to annualized rates of just 2.2% and 1.1%, respectively.

-        FEDERAL RESERVE RAISED, THEN LOWERED INTEREST RATES BY 1%

         The fast pace of economic expansion early in the period prompted the Federal Reserve to raise key short-term interest rates in February, March and May 2000. The rate increases (totaling 1.0%) acted to curb borrowing and spending by businesses and consumers. However, by the final months of 2000, economic data showed that the economy might be decelerating too quickly. The Fed reversed course in January 2001, lowering short-term rates by 1.0% in order to stimulate the economy.

-        MUNICIPAL BONDS, ESPECIALLY LONGER-TERM ISSUES, DELIVERED STRONG
         RETURNS

         Initially, the Federal Reserve's interest rate hikes kept upward pressure on yields of short-term municipals, pushing prices down. At the same time, the Fed's actions led investors to believe the economy would slow, thereby keeping inflation in check. Reassured by the continued absence of higher inflation, bond investors allowed yields on long-term bonds to fall, pushing prices higher. Finally, as the economy lost momentum and it looked as though the Fed would ease short-term interest rates, prices for short-term municipals improved. The Lehman Brothers Municipal Bond Index advanced 13.28% between February 1, 2000 and January 31, 2001.


         LIBERTY CONNECTICUT TAX-EXEMPT FUND CLASS A VS. LEHMAN BROTHERS
           MUNICIPAL BOND INDEX AND LIPPER PEER GROUP CATEGORY AVERAGE
                                2/1/00 - 1/31/01


Liberty Connecticut Tax Exempt Fund
  Class A shares (without sales charge)              13.24

Lehman Brothers Municipal Bond
  Index                                              13.28

Lipper Connecticut Municipal Debt Funds              12.13

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Connecticut Municipal Debt Funds Category was 12.13% for the 12 months ended 1/31/01. The Fund's Class A shares were ranked in the 1st quartile for the 1 year (3 out of 28 funds), in the 1st quartile for the 5 years (1 out of 22 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.



NET ASSET VALUE PER SHARE AS OF 1/31/01

Class A                 $7.85
-----------------------------
Class B                 $7.85
-----------------------------
Class C                 $7.85
-----------------------------

DISTRIBUTIONS DECLARED PER SHARE FROM 2/1/00 TO 1/31/01

Class A                $0.371
-----------------------------
Class B                $0.316
-----------------------------
Class C                $0.338
-----------------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/01

Class A                 3.77%
-----------------------------
Class B                 3.20%
-----------------------------
Class C                 3.50%
-----------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.71%, 3.14%, and 3.44% for Class A, B, and C shares, respectively.

TAXABLE-EQUIVALENT SEC YIELDS
ON 1/31/01

Class A                 6.54%
-----------------------------
Class B                 5.55%
-----------------------------
Class C                 6.07%
-----------------------------

Taxable-equivalent SEC yields are based on the maximum effective 42.32% combined federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

BOUGHT
--------------------------------------------------------------------------------
Expecting that a slower economy would eventually lead to lower yields for bonds, we added bonds with strong call protection to the portfolio, including State of Connecticut general obligation bonds due in 2017 (0.9% of net assets.) These bonds, which have an attractive 5.875% coupon, cannot be redeemed before 2011.


SOLD
--------------------------------------------------------------------------------
In keeping with our long-term we sold shorter-term bonds, to buy longer-term issues. Among them were State of Connecticut general obligation bonds that mature in 2010 but may be called for redemption in 2003. Because they are callable in just three years, these bonds are less sensitive to falling yields (and rising prices) at the short end of the maturity spectrum than intermediate issues.


Liberty Connecticut Tax-Exempt Fund performed well during the 12 months ended January 31, 2001. Class A shares of the Fund delivered a total return of 13.24% without a sales charge. This is in line with the one-year total return of 13.28% for the Lehman Brothers Municipal Bond Index, and compares favorably to the 12.13% total return for the Fund's peer group, as measured by the Lipper Connecticut Municipal Debt Funds Category (1) average. We attribute the Fund's strong performance to favorable market conditions, a strong economy in Connecticut, and the maturity, coupon and call structures of the Fund's portfolio.

FUND WAS POSITIONED FOR MODERATE ECONOMIC GROWTH AND LOW INFLATION

As the Federal Reserve began raising short-term interest rates in mid-1999, we continued to look for bonds that benefit from an environment of moderate, noninflationary economic growth. We believed that in such an environment, bond yields would decline and, since bond yields and bond prices move in opposite directions, prices would increase. Also, the greater appreciation would be for intermediate and long-term bonds and others that are more sensitive to interest rate changes, including bonds with coupons below current rates, which sell at a discount.

In keeping with this outlook, we increased our investment in bonds in the 10- to 20-year maturity range. Such intermediate bonds may provide nearly as much current income as longer-term bonds, but their prices generally fluctuate less when interest rates change. We also added discount bonds, working toward a more "barbell-shaped" portfolio with few current-coupon bonds and many bonds with either premium (higher than current rates) or discount (lower than current rates) coupons. The portfolio remains weighted toward premium coupons. The final piece of our strategy was to purchase bonds that are less likely to be redeemed by their issuers when rates fall. We looked for noncallable bonds and issues with call protection of 10 years or longer (i.e., securities that cannot be called for redemption by the issuers any sooner than 10 years from the date of issue).

DEFENSIVE MEASURES HELPED PROTECT FUND FROM RISING INTEREST RATES

Contrary to our expectations, the U.S. economy remained very robust in the first half of 2000, and inflation worries plagued the bond markets. Interest rates moved higher, not lower, during this period. To offset the impact of rising rates while remaining true to our strategy, we employed short-term hedging techniques. Later, we reduced these defensive measures and refocused on building a portfolio that fit our long-term expectations (i.e., that interest rates would ultimately decline). We sold prerefunded bonds and bonds with just a few years' call protection, because these securities generally provide attractive income for only a short period relative to longer-term bonds.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MUNICIPAL MARKET RALLIED AS THE YEAR PROGRESSED

With the exception of a setback in the spring, conditions in the municipal bond market improved steadily as the year progressed. Upward pressure on yields abated, especially for higher-quality bonds, and their prices generally rallied. Intermediate- and long-term bonds outperformed short-term issues, and prices of the more interest rate-sensitive securities in the portfolio (noncallable and discounts) bounced back vigorously when yields fell.

CONNECTICUT'S ECONOMY SHOULD CONTINUE TO GROW

Due to its proximity to New York City and the financial services industry centered there, Connecticut is the wealthiest state in the nation; per capita income is the highest of any state, and recent growth in personal income has been above the national average. Wall Street compensation has fueled considerable growth in state revenues, contributing to an improving fiscal outlook for the state. Likewise, progress in restoring its reserves and stabilizing its finances has strengthened Connecticut's fiscal position.

Despite these pluses, economic growth in Connecticut has not kept pace with the national average. A labor shortage has constrained the growth of industries. While the gaming industry is providing a new source of employment, Connecticut's economy is not well diversified and remains largely dependent upon the defense and financial services sectors. Nonetheless, absent a prolonged downturn on Wall Street, we expect Connecticut's economy to continue to grow at a moderate pace. What's more, the cash in its state and local coffers should help Connecticut weather economic weakness in the near future.

Now that the Federal Reserve has begun trimming interest rates, we anticipate a more moderate pace of economic growth for the entire nation, rather than an economic contraction. In addition, we expect a federal income tax cut during the second half of 2001. This too would help to keep Connecticut's economy expanding at a moderate, noninflationary rate, so we will look to purchase securities that may perform well in such an environment: issues with good call protection and bonds with maturities in the 10- to 20-year maturity range.

/s/ Gary Swayze
-----------------------
Gary Swayze

GARY SWAYZE is portfolio manager of Liberty Connecticut Tax-Exempt Fund and a senior vice president of Colonial Management Associates, Inc.

Tax-exempt investing offers current tax-exempt income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes. Single-state municipal bond funds pose additional risks due to limited geographical diversification.



QUALITY BREAKDOWN AS OF 1/31/01

AAA                      50.1%
-------------------------------
AA                       31.9%
-------------------------------
A                         8.0%
-------------------------------
BBB                       1.8%
-------------------------------
BB                        1.6%
-------------------------------
Nonrated                  1.3%
-------------------------------
Cash equivalents          5.3%
-------------------------------


Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

TOP FIVE SECTOR BREAKDOWNS
1/31/01 VS. 1/31/00


                         1/31/01   1/31/00
                         -------   -------
Local General Obligation   21.6%    21.7%
State General Obligation   11.5%    12.1%
Education                  10.0%     9.1%
Single Family               8.0%     8.7%
Hospital                    7.7%     9.9%



Sector weightings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 11/01/91 - 1/31/01

            Without    With
             sales     sales
            charge    charge

Class A     $18,111   $17,251
-----------------------------
Class B      16,983    16,983
-----------------------------
Class C      17,819    17,819
-----------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 11/01/91 - 1/31/01

                              [BAR CHART]


             Connecticut     Connecticut             Lehman
             Tax-Exempt      Tax-Exempt              Muni Bond
             - A (No Load)   - A (4.75% load)        IX Tr

 11/1/91          10000          9525                  10000
 11/30/91          9983       9508.81                  10028
 12/31/91       10233.6       9747.48                10243.6
 1/31/92        10230.5       9744.55                10267.2
 2/29/92        10241.8       9755.27                10270.2
 3/31/92          10210       9725.03                10274.3
 4/30/92        10293.7       9804.78                10365.8
 5/31/92        10464.6       9967.54                10488.1
 6/30/92        10680.2       10172.9                10664.3
 7/31/92        10998.5         10476                10984.2
 8/31/92        10819.2       10305.3                10877.7
 9/30/92        10875.4       10358.8                10948.4
 10/31/92       10679.7       10172.4                10841.1
 11/30/92       11019.3       10495.9                11035.2
 12/31/92       11142.7       10613.4                11147.7
 1/31/93        11289.8       10753.5                  11277
 2/28/93        11710.9       11154.6                11685.3
 3/31/93        11599.6       11048.7                11561.4
 4/30/93          11718       11161.3                11678.2
 5/31/93        11790.6       11230.6                11743.6
 6/30/93          12030       11458.5                11939.7
 7/31/93        12052.8       11480.3                11955.2
 8/31/93        12326.4       11740.9                12203.9
 9/30/93        12490.4       11897.1                  12343
 10/31/93       12481.6       11888.7                12366.5
 11/30/93       12345.6       11759.2                12257.6
 12/31/93       12575.2       11977.9                12516.3
 1/31/94          12677       12074.9                12658.9
 2/28/94        12346.2       11759.7                12331.1
 3/31/94        11772.1       11212.9                11829.2
 4/30/94        11828.6       11266.7                11929.8
 5/31/94        11950.4       11382.8                12033.5
 6/30/94          11862       11298.5                11960.1
 7/31/94          12117       11541.5                  12179
 8/31/94        12141.3       11564.5                12221.6
 9/30/94        11916.6       11350.6                  12042
 10/31/94         11608       11056.6                11827.6
 11/30/94       11280.7       10744.8                11613.5
 12/31/94       11659.7       11105.8                  11869
 1/31/95        12058.5       11485.7                12208.5
 2/28/95        12408.1       11818.8                12563.8
 3/31/95          12536       11940.5                12708.2
 4/30/95        12543.5       11947.7                12723.5
 5/31/95        12844.5       12234.4                13129.4
 6/30/95        12678.8       12076.6                13015.2
 7/31/95        12720.7       12116.4                13138.8
 8/31/95        12917.8       12304.2                13305.7
 9/30/95        13027.6       12408.8                13389.5
 10/31/95         13227       12598.7                13583.6
 11/30/95       13479.6       12839.3                13809.1
 12/31/95       13645.4       12997.2                13941.7
 1/31/96        13721.8         13070                14047.6
 2/29/96          13601         12955                13952.1
 3/31/96        13406.5       12769.7                13773.5
 4/30/96        13393.1         12757                  13735
 5/31/96        13398.5       12762.1                13729.5
 6/30/96        13531.2       12888.4                13879.1
 7/31/96        13665.1         13016                  14004
 8/31/96        13651.4         13003                14001.2
 9/30/96        13823.4       13166.8                14197.2
 10/31/96       13958.9       13295.9                14357.7
 11/30/96       14207.4       13532.5                14620.4
 12/31/96       14156.2       13483.8                  14559
 1/31/97        14200.1       13525.6                14586.7
 2/28/97        14357.8       13675.8                14720.9
 3/31/97        14192.6       13518.5                14525.1
 4/30/97        14293.4       13614.5                14647.1
 5/31/97        14489.2         13801                14868.3
 6/30/97        14648.6       13952.8                15027.4
 7/31/97        15001.6         14289                15443.6
 8/31/97        14889.1       14181.9                15298.4
 9/30/97        15069.3       14353.5                15480.5
 10/31/97       15171.8       14451.1                15579.6
 11/30/97       15255.2       14530.6                15671.5
 12/31/97       15459.6       14725.3                15900.3
 1/31/98        15621.9       14879.9                16064.1
 2/28/98        15623.5       14881.4                16068.9
 3/31/98        15625.1       14882.9                16083.4
 4/30/98        15526.6       14789.1                  16011
 5/31/98        15790.6       15040.5                  16264
 6/30/98        15852.2       15099.2                16327.4
 7/31/98        15875.9       15121.8                16368.2
 8/31/98        16144.2       15377.4                16621.9
 9/30/98        16370.3       15592.7                16829.7
 10/31/98       16352.3       15575.5                16829.7
 11/30/98       16393.1       15614.5                16888.6
 12/31/98       16455.4       15673.8                16930.8
 1/31/99        16644.7         15854                17132.3
 2/28/99        16556.4         15770                17056.9
 3/31/99        16518.4       15733.8                17080.8
 4/30/99        16581.1       15793.5                17123.5
 5/31/99        16476.7         15694                17024.2
 6/30/99        16264.1       15491.6                  16779
 7/31/99        16330.8       15555.1                16839.4
 8/31/99        16205.1       15435.3                16704.7
 9/30/99          16184       15415.3                16711.4
 10/31/99       16015.7       15254.9                16530.9
 11/30/99         16147         15380                16706.1
 12/31/99         16063       15300.1                16580.8
 1/31/00          16002       15241.9                16507.9
 2/29/00        16198.8       15429.4                16699.4
 3/31/00        16513.1       15728.7                17063.4
 4/30/00          16381       15602.9                16962.8
 5/31/00        16318.7       15543.6                16874.5
 6/30/00        16744.7       15949.3                17321.7
 7/31/00        17017.6       16209.3                17562.5
 8/31/00        17289.9       16468.6                17832.9
 9/30/00        17198.2       16381.3                17740.2
 10/31/00         17384       16558.2                17933.6
 11/30/00       17523.1       16690.7                18069.9
 12/31/00       17982.2         17128                18516.2
 1/31/01       $18111.4      $17251.1               $  18700

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01

Share Class                  A                         B                         C
Inception Date            11/1/91                   6/8/92                    8/1/97
---------------------------------------------------------------------------------------------
                   w/o sales   with sales    w/o sales   with sales    w/o sales   with sales
                    charge       charge       charge       charge       charge       charge
---------------------------------------------------------------------------------------------
1 year              13.24         7.86        12.42         7.42        12.76        11.76
---------------------------------------------------------------------------------------------
5 years              5.71         4.69         4.92         4.59         5.37         5.37
---------------------------------------------------------------------------------------------
Life                 6.63         6.07         5.89         5.89         6.44         6.44
---------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class                  A                         B                         C
---------------------------------------------------------------------------------------------
                   w/o sales   with sales    w/o sales   with sales    w/o sales   with sales
                    charge       charge       charge       charge       charge       charge
---------------------------------------------------------------------------------------------
1 year              11.93         6.61        11.11         6.11        11.45        10.45
---------------------------------------------------------------------------------------------
5 years              5.66         4.64         4.88         4.55         5.33         5.33
---------------------------------------------------------------------------------------------
Life                 6.60         6.04         5.87         5.87         6.42         6.42
---------------------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer classes would have been lower.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

January 31, 2001
(In thousands)



MUNICIPAL BONDS - 93.6%                                  PAR           VALUE
--------------------------------------------------------------------------------
 EDUCATION - 10.4%
 EDUCATION - 10.0%
 State Health & Educational Facilities Authority:
   Hopkins School, Series 1998-A,
     4.750% 7/1/23                                      $ 1,385       $ 1,296
   Quinnipiac College, Series 1998-E,
     4.700% 7/1/15                                        1,250         1,220
   Series 2000 D-1,
     5.750% 7/1/30                                        2,000         2,127
 State University,
     5.250% 11/1/17                                       2,500         2,554
 St. Joseph College, Series 1999-A:
     5.250% 7/1/13                                          450           461
     5.250% 7/1/14                                          475           485
 Trinity College, Series 1998-F,
     5.500% 7/1/21                                        2,000         2,127
 University of Connecticut,
   Series 2000-A,
     5.750% 11/15/29                                      2,000         2,119
 Yale University, Series 1992,
   IFRN, (variable rate)
     7.974% 6/10/30                                       2,500         2,678
                                                                      -------
                                                                       15,067
                                                                      -------

 STUDENT LOAN - 0.4%
 State Higher Education Supplemental
   Loan Authority, Series 1991-A,
     7.200% 11/15/10                                        615           636
                                                                      -------

 HEALTHCARE - 12.6%
 HOSPITAL - 7.7%
 State Health & Educational Facilities
   Authority:
   Bridgeport Hospital, Series A,
     6.500% 7/1/12                                        1,000         1,034
   Catholic Health East, Series 1999-F,
     5.750% 11/15/29                                      1,000         1,034
   Danbury Hospital, Series 1991-E,
     6.500% 7/1/14                                          230           237
   Hospital for Special Care, Series B,
     5.375% 7/1/17                                        1,500         1,262
   Norwalk Hospital, Series D,
     6.250% 7/1/12                                        1,750         1,849
   St. Francis Hospital & Medical Center,
   Series B,
     6.125% 7/1/10                                        1,000         1,042
 St. Raphael Hospital:
   Series E,
     6.750% 7/1/13                                        1,400         1,447
   Series 1992-F,
     6.200% 7/1/14                                          750           788
   Series 1992-G,
     6.200% 7/1/14                                      $   225       $   236
   Series 1993-H,
     5.250% 7/1/09                                        2,000         2,145
   Yale-New Haven Hospital, Series G,
     6.500% 7/1/12                                          500           523
                                                                      -------
                                                                       11,597
                                                                      -------

 INTERMEDIATE CARE FACILITIES - 0.3%
 State Housing Finance Authority,
   Series 2000,
     5.850% 6/15/30                                         500           519
                                                                      -------

 NURSING HOME - 4.6%
 State Development Authority:
   Clintonville Manor Realty, Inc.,
   Series 1992,
     6.750% 6/20/21                                       1,490         1,528
   Duncaster Inc.,
   Series 1992:
     6.700% 9/1/07                                          250           266
     6.750% 9/1/15                                        1,250         1,333
   Mary Wade Home, Series 1999-A,
     6.375% 12/1/18                                       1,000           972
 State Health & Educational Facilities
   Authority:
   Noble Horizons Project, Series 1993,
     5.875% 11/1/12                                         640           664
   Pope John Paul II Center for Health,
     6.250% 11/1/13                                       2,000         2,159
                                                                      -------
                                                                        6,922
                                                                      -------

 HOUSING - 10.7%
 MULTI-FAMILY - 2.7%
 Greenwich Housing Authority, Greenwich,
   Close Apartments, Series 1997-A,
     6.350% 9/1/27                                          750           718
 New Britain Housing Authority,
   Nathan Hale Apartments:
   Series 1992-A,
     6.500% 7/1/02                                           40            41
   Series 1992-B,
     6.875% 7/1/24                                        2,590         2,669
 Waterbury Nonprofit Housing Corp.,
   Fairmont Heights, Series 1993-A,
     6.500% 1/1/26                                          600           613
                                                                      -------
                                                                        4,041
                                                                      -------



See notes to investment portfolio.

--------------------------------------------------------------------------------


January 31, 2001
(In thousands)

MUNICIPAL BONDS (CONTINUED)                        PAR           VALUE
--------------------------------------------------------------------------------
 HOUSING (CONTINUED)
 SINGLE FAMILY - 8.0%
 State Housing Finance Authority:
   Series 1990-B4,
     7.300% 11/15/03                             $     5       $     5
   Series 1991-C,
     6.600% 11/15/23                               1,415         1,469
   Series 1991-C1,
     6.450% 11/15/11                               1,325         1,372
   Series 1991-C2,
     6.700% 11/15/22                                  20            21
   Series 1992-B,
     6.700% 11/15/12                               2,215         2,328
   Series 1993-B:
     5.650% 5/15/06                                  550           576
     6.200% 5/15/12                                5,000         5,239
   Series D-2,
     5.600% 11/15/21                               1,000         1,010
                                                               -------
                                                                12,020
                                                               -------

 INDUSTRIAL- 2.1%
 FOREST PRODUCTS - 0.6%
 Sprague, International Paper Co. Project,
   Series A,
     5.700% 10/1/21                                1,000           935
                                                               -------

 MANUFACTURING - 1.5%
 State Development Authority,
   Pfizer, Inc. Project, Series 1994,
     7.000% 7/1/25                                 2,000         2,246
                                                               -------

 OTHER - 0.1%
 REFUNDED/ESCROWED (A)
 State Health & Educational Facilities
   Authority, Lutheran General Health
   Care System, Series 1989,
     7.250% 7/1/04                                   100           106
                                                               -------

 RESOURCE RECOVERY - 3.8%
 DISPOSAL - 1.8%
 State Development Authority, Sewer
   Sludge Disposal Facilities Revenue:
   Netco Waterbury Ltd., Series 1995,
     9.375% 6/1/16                                 1,300         1,550
   New Haven Residuals, Series 1996,
     8.250% 12/1/06                                1,035         1,172
                                                               -------
                                                                 2,722
                                                               -------

 RESOURCE RECOVERY - 2.0%
 Bristol Resource Recovery Facility
   Operation Committee, Ogden,
   Martin Systems, Inc., Series 1995,
     6.500% 7/1/14                               $ 1,500       $ 1,565
 State Resource Recovery Authority,
   American Re-Fuel Co., Series 1992,
     6.450% 11/15/22                               1,425         1,400
                                                               -------
                                                                 2,965
                                                               -------

 TAX-BACKED - 44.9%
 LOCAL GENERAL OBLIGATIONS - 21.6%
 Bethel,
     6.500% 2/15/09                                1,220         1,419
 Bridgeport:
   Series A,
     6.250% 3/1/12                                 2,465         2,852
   Series 1996-A,
     6.500% 9/1/08                                 3,000         3,444
 Danbury:
   Series 1992,
     5.625% 8/15/11                                  690           765
   Series 1994:
     4.500% 2/1/12                                 1,280         1,289
     4.500% 2/1/13                                 1,280         1,279
 Darien,
   Series 1999,
     4.500% 8/1/18                                   500           471
 East Haddam,
   Series 1991,
     6.300% 6/15/09                                  260           268
 Farmington,
   Series 1993:
     5.700% 1/15/12                                  590           656
     5.700% 1/15/13                                  570           634
 Granby,
   Series 1993:
     6.500% 4/1/09                                   200           233
     6.550% 4/1/10                                   175           206
 Griswold,
   Series 1992,
     6.000% 4/15/09                                  410           430
 Hamden,
   Series 1992:
     6.000% 10/1/11                                  425           444
     6.000% 10/1/12                                  425           448
 Hartford County Metropolitan District:
     5.625% 2/1/11                                   600           662
     5.625% 2/1/12                                   600           661
     5.625% 2/1/13                                   600           661


See notes to investment portfolio.

--------------------------------------------------------------------------------


January 31, 2001
(In thousands)

MUNICIPAL BONDS (CONTINUED)                         PAR           VALUE
--------------------------------------------------------------------------------
   Series 1991,
     6.200% 11/15/10                              $   220       $   257
   Series 1993:
     5.200% 12/1/12                                   600           644
     5.200% 12/1/13                                   500           535
 Montville,
   Series 1993,
     6.300% 3/1/12                                    335           389
 New Britain:
   Series 1992,
     6.000% 2/1/08                                    400           446
   Series 1993-A,
     6.000% 10/1/12                                 2,000         2,282
   Series 1993-B,
     6.000% 3/1/12                                  1,000         1,135
 North Branford:
     6.200% 2/15/11                                   195           199
     6.200% 2/15/12                                   225           230
 Norwich,
   Series 1994:
     5.750% 9/15/13                                   875           927
     5.750% 9/15/14                                   870           918
 Plainfield,
   Series 1992,
     6.375% 8/1/11                                    500           528
 Puerto Rico
   Municipal Finance Agency,
   Series 1999-A,
     5.500% 8/1/23                                    350           365
 Somers:
     6.000% 1/15/11                                   125           128
     6.250% 1/15/08                                   270           276
 South Windsor,
   Series 1992,
     6.200% 9/1/10                                    495           513
 Stamford:
   Series 1992,
     6.125% 11/1/11                                 1,050         1,116
   Series 1995,
     5.250% 3/15/14                                 1,000         1,030
 State Regional School District:
   No. 14, Series 1991,
     6.100% 12/15/06                                  285           318
   No. 5, Series 1992,
     6.300% 3/1/10                                    400           420
   Series 1993,
     5.600% 2/15/12                                   150           157
 Torrington,
     Series 1992,
     6.400% 5/15/10                               $   750       $   789
 Vernon,
   Series 1988,
     7.100% 10/15/03                                  250           272
 West Haven,
   Series 1993-B,
     5.400% 6/1/10                                    705           736
 Westbrook,
   Series 1992:
     6.400% 3/15/09                                   630           730
     6.300% 3/15/12                                   265           309
                                                                -------
                                                                 32,471
                                                                -------

 SPECIAL NON-PROPERTY TAX - 5.0%
 Puerto Rico
   Highway & Transportation Authority,
   Series W,
     5.500% 7/1/09                                  1,110         1,229
 State Special Tax Obligatory Revenue,
   Series 1992-B,
     6.125% 9/1/12                                  5,500         6,310
                                                                -------
                                                                  7,539
                                                                -------

 STATE APPROPRIATED - 6.8%
 Puerto Rico
   Public Building Authority:
   Series 1993-M,
     5.700% 7/1/16                                  3,300         3,415
   Series B,
     5.000% 7/1/13                                  1,000         1,040
 State Certificates of Participation,
   Middletown Courthouse Project:
     6.250% 12/15/09                                1,685         1,760
     6.250% 12/15/13                                  850           888
 State Development Authority,
   Series 1993-A,
     5.250% 11/15/11                                  750           794
 State Health & Educational Facilities
   Authority, American Health
   Foundation/Windsor Project,
     7.125% 11/1/24                                 2,000         2,265
                                                                -------
                                                                 10,162
                                                                -------

 STATE GENERAL OBLIGATIONS - 11.5%
 Puerto Rico:
   Aqueduct & Sewer Authority, Series 1995,
     6.000% 7/1/07                                  2,750         3,087


See notes to investment portfolio.

--------------------------------------------------------------------------------


January 31, 2001
(In thousands)


MUNICIPAL BONDS (CONTINUED)                         PAR           VALUE
--------------------------------------------------------------------------------
 TAX-BACKED (CONTINUED)
 STATE GENERAL OBLIGATIONS (CONTINUED)
   Highway & Transportation Authority,
   Series X,
     5.500% 7/1/13                                 $  3,000       $  3,331
 State Government:
   Series 1990-B,
     (c) 11/15/10                                     1,450            950
   Series 1993-B:
     5.400% 9/15/09                                      25             27
     5.400% 9/15/09                                   2,975          3,251
   Series 1998-C,
     4.500% 10/15/16                                  1,000            956
   Series 1999 A-5,
     5.000% 6/15/18                                   1,250          1,254
   Series 1999 B-2,
     5.875% 11/1/15                                   1,250          1,373
   Series 2000-B,
     5.875% 6/15/17                                   1,300          1,415
   Series 2000-C,
     5.250% 12/15/11                                  1,500          1,610
                                                                  --------
                                                                    17,254
                                                                  --------

 TRANSPORTATION - 1.4%
 AIR TRANSPORTATION
 Bradley International Airport,
   Series 2000-A:
     6.500% 7/1/18                                    1,000          1,027
     6.600% 7/1/24                                    1,000          1,018
                                                                  --------
                                                                     2,045
                                                                  --------

 UTILITY - 7.6%
 INDEPENDENT POWER PRODUCER - 0.4%
 Puerto Rico
   Industrial, Educational, Medical &
   Environmental Cogeneration Facilities,
   AES Project, Series 2000,
     6.625% 6/1/26                                      500            528
                                                                  --------

 INVESTOR OWNED - 0.6%
 State Development Authority,
   Connecticut Light & Power Co.,
   Series 1993-B,
     5.950% 9/1/28                                    1,000            960
                                                                  --------

 MUNICIPAL ELECTRIC - 1.0%
 Puerto Rico Electric Power Authority,
   Series 1998-EE,
     4.500% 7/1/18                                    1,500          1,431
                                                                  --------

 WATER & SEWER - 5.6%
 South Central Regional Water Authority:
   Series 11,
     5.750% 8/1/12                                 $  2,000       $  2,097
   Series 1999 15-A,
     5.125% 8/1/29(b)                                 4,000          3,944
 State Clean Water Fund:
   Series 1992,
     6.125% 2/1/12                                      150            158
   Series 1993,
     5.875% 4/1/09                                    1,000          1,121
   Series 1999,
     5.125% 9/1/15                                    1,000          1,032
                                                                  --------
                                                                     8,352
                                                                  --------

 TOTAL MUNICIPAL BONDS
 (cost of $131,048)(d)                                            $140,518
                                                                  --------

 SHORT-TERM OBLIGATIONS - 5.1%
--------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (E)
 CO State Educational & Cultural
   Facilities Authority,
   Naropa University, Series 1999,
     4.550% 11/1/24                                     600            600
 IA State Finance Authority,
   Village Court Assoc. Project,
   Series 1985 A,
     4.550% 11/1/15                                     300            300
 ID State Health Facilities Authority,
   St. Lukes Regional Medical Facility,
   Series 1995,
     4.250% 5/1/22                                    1,425          1,425
 IL Galesburg, Knox College, Series 1999,
     4.600% 7/1/24                                      200            200
 IN Allen County,
   Golden Years Homestead, Inc.,
   Series 1996,
     4.550% 8/1/21                                    1,100          1,100
 IN State Health Facilities
   Financing Authority, Series 1998,
     4.050% 4/1/13                                      100            100
 IN State Hospital Equipment
   Finance Authority, Series A,
     4.050% 12/1/15                                     800            800
 MI Farmington Hills Hospital
   Finance Authority,
   Botsford General Hospital, Series 1991 B,
     4.300% 2/15/16                                     900            900
 MO State Environmental Improvement &
   Energy Resource Authority,
   Monsanto Co., Series 1993,
     3.950% 6/1/23                                      100            100


See notes to investment portfolio.

--------------------------------------------------------------------------------

January 31, 2001
(In thousands)


SHORT-TERM OBLIGATIONS (CONTINUED)                PAR           VALUE
--------------------------------------------------------------------------------
 NV Clark County,
   Las Vegas Project, Series 1999,
     4.550% 8/1/19                             $  1,080       $  1,080
 NY New York City Municipal Water
   Finance Authority, Series 1994-G,
     4.100% 6/15/24                                 800            800
 TX Gulf Coast Waste Disposal Authority,
   Monsanto Co., Series 1996,
     4.100% 7/1/01                                  200            200
                                                              --------
 TOTAL SHORT-TERM OBLIGATIONS                                    7,605
                                                              --------
 OTHER ASSETS & LIABILITIES, NET - 1.3%                          1,885
                                                              --------
 NET ASSETS - 100.0%                                          $150,008
                                                              ========

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(b) This security, or a portion thereof, with a total market value of $493 are being used to collateralize open futures contracts.

(c)  Zero coupon bond.

(d)  Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2001.

              ACRONYM                    NAME
              -------                    ----
               IFRN           Inverse Floating Rate Note

Long futures contracts open at January 31, 2001:

                    Par value                     Unrealized
                     covered       Expiration    appreciation
    Type          by contracts        month       at 1/31/01
-------------------------------------------------------------
Municipal Bond      $6,700            March           $266
Treasury Note        2,200            March             82
                                                      ----
                                                      $348
                                                      ====


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


January 31, 2001
(In thousands except for per share amounts and footnotes)


 ASSETS
 Investments at value (cost $131,048)                                       $ 140,518
 Short-term obligations                                                         7,605
                                                                            ---------
                                                                              148,123
 Receivable for:
   Interest                                             $   1,859
   Fund shares sold                                           320
   Variation margin on futures                                 37
   Expense reimbursement due
     from Advisor                                              12
 Other                                                        106               2,334
                                                        ---------           ---------
   Total Assets                                                               150,457

 LIABILITIES
 Payable for:
   Distributions                                              190
   Fund shares repurchased                                    146
 Accrued:
   Management fee                                              62
   Bookkeeping fee                                              5
   Transfer agent fee                                          33
   Deferred Trustees' fees                                      1
 Other                                                         12
                                                        ---------
   Total Liabilities                                                              449
                                                                            ---------

 NET ASSETS                                                                 $ 150,008
                                                                            =========
 Net asset value & redemption price per share --
   Class A ($81,385/10,361)                                                 $    7.85(a)
                                                                            =========
 Maximum offering price per share --
   Class A ($7.85/0.9525)                                                   $    8.24(b)
                                                                            =========
 Net asset value & offering price per share --
   Class B ($64,072/8,161)                                                  $    7.85(a)
                                                                            =========
 Net asset value & offering price per share --
   Class C ($4,551/580)                                                     $    7.85(a)
                                                                            =========

 COMPOSITION OF NET ASSETS
 Capital paid in                                                            $ 143,456
 Distributions in excess of net investment income                                (182)
 Accumulated net realized loss                                                 (3,084)
 Net unrealized appreciation on:
   Investments                                                                  9,470
   Open future contracts                                                          348
                                                                            ---------
                                                                            $ 150,008
                                                                            =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended January 31, 2001
(In thousands)


INVESTMENT INCOME
Interest                                                  $ 8,206

EXPENSES
Management fee                               $  716
Service fee                                     271
Distribution fee -- Class B                     525
Distribution fee -- Class C                      26
Transfer agent                                  219
Bookkeeping fee                                  60
Trustees' fees                                   10
Audit fee                                        19
Legal fee                                         9
Custodian fee                                     5
Registration fee                                 21
Reports to shareholders                          38
Other                                            11
                                             ------
Total expenses                                1,930
Fees waived by the Advisor                     (249)
Fees waived by the Distributor -- Class C       (10)
Custody credits earned                           (5)        1,666
                                             ------       -------
   Net Investment Income                                    6,540
                                                          -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                   512
  Closed futures contracts                    1,499
                                             ------
  Net Realized Gain                                         2,011
Net change in unrealized
  appreciation/depreciation
  during the period on:
  Investments                                 8,438
  Open futures contracts                        531
                                             ------
Net change in unrealized
  appreciation/depreciation                                 8,969
                                                          -------
   Net Gain                                                10,980
                                                          -------
Increase in Net Assets from Operations                    $17,520
                                                          =======


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)


                                                           YEARS ENDED JANUARY 31,
                                                         --------------------------
 INCREASE (DECREASE) IN NET ASSETS                          2001             2000
-----------------------------------------------------------------------------------
 Operations:
 Net investment income                                   $   6,540        $   7,227
 Net realized gain                                           2,011               54
 Net change in unrealized
   appreciation/depreciation                                 8,969          (14,390)
                                                         ---------        ---------
   Net Increase (Decrease)
   from Operations                                          17,520           (7,109)
 Distributions:
 From net investment income -- Class A                      (3,447)          (3,696)
 From net investment income -- Class B                      (2,921)          (3,410)
 From net investment income -- Class C                        (153)            (112)
                                                         ---------        ---------
                                                            10,999          (14,327)
                                                         ---------        ---------
 Fund Share Transactions:
 Receipts for shares sold -- Class A                        18,276            4,861
 Value of distributions reinvested -- Class A                1,831            2,122
 Cost of shares repurchased -- Class A                     (10,502)         (17,038)
                                                         ---------        ---------
                                                             9,605          (10,055)
                                                         ---------        ---------
 Receipts for shares sold -- Class B                         5,187           11,545
 Value of distributions reinvested -- Class B                1,726            2,091
 Cost of shares repurchased -- Class B                     (24,388)         (17,985)
                                                         ---------        ---------
                                                           (17,475)          (4,349)
                                                         ---------        ---------
 Receipts for shares sold -- Class C                         1,670            2,664
 Value of distributions reinvested -- Class C                  112               80
 Cost of shares repurchased -- Class C                        (265)          (1,087)
                                                         ---------        ---------
                                                             1,517            1,657
                                                         ---------        ---------
 Net Decrease from Fund
   Share Transactions                                       (6,353)         (12,747)
                                                         ---------        ---------
   Total Increase (Decrease)                                 4,646          (27,074)

 NET ASSETS
 Beginning of period                                       145,362          172,436
                                                         ---------        ---------
 End of period (net of distributions in
   excess of net investment income of
   $182 and $189, respectively)                          $ 150,008        $ 145,362
                                                         =========        =========


                                                         YEARS ENDED JANUARY 31,
                                                         -----------------------
 NUMBER OF FUND SHARES                                     2001          2000
--------------------------------------------------------------------------------
 Sold -- Class A                                          2,401           638
 Issued for distributions reinvested -- Class A             243           280
 Repurchased -- Class A                                  (1,400)       (2,267)
                                                          -----         -----
                                                          1,244        (1,349)
                                                          -----         -----
 Sold -- Class B                                            682         1,511
 Issued for distributions reinvested -- Class B             229           276
 Repurchased -- Class B                                  (3,227)       (2,378)
                                                          -----         -----
                                                         (2,316)         (591)
                                                          -----         -----
 Sold -- Class C                                            220           346
 Issued for distributions reinvested -- Class C              15            11
 Repurchased -- Class C                                     (36)         (144)
                                                          -----         -----
                                                            199           213
                                                          -----         -----


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

January 31, 2001


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Connecticut Tax Exempt Fund (formerly Colonial Connecticut Tax-Exempt
Fund) (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

       ORIGINAL PURCHASE             CONVERTS TO CLASS A SHARES
       -----------------             --------------------------
Less than $250,000                            8 years
$250,000 to less than $500,000                4 years
$500,000 to less than $1,000,000              3 years


Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective February 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

--------------------------------------------------------------------------------

January 31, 2001


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:


Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

AVERAGE NET ASSETS                            ANNUAL FEE RATE
-------------------------------------------------------------
First $2 billion                                    0.50%
Over $2 billion                                     0.45%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor") a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $14,561 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1, $111,290 and $66 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the year ended January 31, 2001, the Fund's service fee was 0.19%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $5,275 applied during the year ended January 31, 2001. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended January 31, 2001, purchases and sales of investments, other than short-term obligations, were $11,630,496, and $20,714,011, respectively.

Unrealized appreciation (depreciation) at January 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                 $10,006,741
Gross unrealized depreciation                    (536,946)
                                              -----------
   Net unrealized appreciation                 $9,469,795
                                              ===========

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

    YEAR OF EXPIRATION         CAPITAL LOSS CARRYFORWARD
-------------------------------------------------------------
            2004                       $  692,000
            2008                          788,000
                                       ----------
                                       $1,480,000
                                       ==========


Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest

--------------------------------------------------------------------------------

January 31, 2001


rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2001.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. The votes cast were as follows:

                                                  AUTHORITY
                                      FOR         WITHHELD
-----------------------------------------------------------
To elect a Board of Trustees:
Douglas Hacker                    10,461,015       111,369
Janet Langford Kelly              10,462,437       110,048
Richard W. Lowry                  10,458,045       114,440
Salvatore Macera                  10,458,045       114,440
William E. Mayer                  10,462,437       110,048
Charles R. Nelson                 10,462,437       110,048
John J. Neuhauser                 10,461,787       110,698
Joseph R. Palombo                 10,462,437       110,048
Thomas E. Stitzel                 10,456,074       116,411
Thomas C. Theobald                10,462,437       110,048
Anne-Lee Verville                 10,461,787       110,698

\FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                             YEAR ENDED JANUARY 31, 2001
                                                                                  ---------------------------------------------
                                                                                    CLASS A          CLASS B          CLASS C
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $     7.280      $     7.280      $     7.280
                                                                                  -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                                                            0.371            0.316            0.338(c)
Net realized and unrealized gain (loss)                                                 0.570            0.570            0.570
                                                                                  -----------      -----------      -----------
Total from Investment Operations                                                        0.941            0.886            0.908
                                                                                  -----------      -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                             (0.371)          (0.316)          (0.338)
                                                                                  -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                                                    $     7.850      $     7.850      $     7.850
                                                                                  ===========      ===========      ===========
Total return (d)(e)                                                                     13.24%           12.42%           12.76%
                                                                                  ===========      ===========      ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                                             0.78%            1.53%            1.23%(c)
Net investment income (f)                                                                4.95%            4.20%            4.50%(c)
Fees and expenses waived or borne by the Advisor (f)                                     0.17%            0.17%            0.17%
Portfolio turnover                                                                          8%               8%               8%
Net assets at end of period (000)                                                 $    81,385      $    64,072      $     4,551
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:    $     0.013      $     0.013      $     0.013

(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
2001 FEDERAL TAX INFORMATION (UNAUDITED)

Approximately 100% of all distributions will be treated as exempt income for federal income tax purposes.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                          YEARS ENDED JANUARY 31
                                                -----------------------------------------------------------------------------
                                                               2000                                     1999
                                                ----------------------------------        -----------------------------------
                                                CLASS A      CLASS B       CLASS C        CLASS A       CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 7.950      $  7.950      $  7.950        $  7.830      $ 7.830      $  7.830
                                                -------      --------      --------        --------      -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                      0.368         0.310         0.333(c)        0.369        0.308         0.333(d)
Net realized and unrealized gain (loss)          (0.670)       (0.670)       (0.670)          0.129        0.129         0.129
                                                -------      --------      --------        --------      -------      --------
Total from Investment Operations                 (0.302)       (0.360)       (0.337)          0.498        0.437         0.462
                                                -------      --------      --------        --------      -------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.368)       (0.310)       (0.333)         (0.368)      (0.309)       (0.333)
In excess of net investment income                   --            --            --          (0.010)      (0.008)       (0.009)
                                                -------      --------      --------        --------      -------      --------
  Total Distributions
  Declared to Shareholders                       (0.368)       (0.310)       (0.333)         (0.378)      (0.317)       (0.342)
                                                -------      --------      --------        --------      -------      --------
NET ASSET VALUE, END OF PERIOD                  $ 7.280      $  7.280      $  7.280        $  7.950      $ 7.950      $  7.950
                                                =======      ========      ========        ========      =======      ========
Total return (e)(f)                               (3.87)%       (4.59)%       (4.31)%          6.54%        5.73%         6.05%
                                                =======      ========      ========        ========      =======      ========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                       0.78%         1.53%         1.23%(c)        0.77%        1.52%         1.22%(d)
Net investment income (g)                          4.84%         4.09%         4.39%(c)        4.69%        3.94%         4.24%(d)
Fees and expenses waived or borne by the
  Advisor (g)                                      0.15%         0.15%         0.15%           0.14%        0.14%         0.14%
Portfolio turnover                                    9%            9%            9%              6%           6%            6%
Net assets at end of period (000)               $66,348      $ 76,246      $  2,768        $ 83,156      $87,947      $  1,333
(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:           $ 0.011      $  0.011      $  0.011        $  0.011      $ 0.011      $  0.011

(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(d) Net of fees waived by the Distributor which amounted to $0.024 per share and 0.30%.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------


Selected data for a share of each class outstanding throughout each period are as follows:



                                                                                YEARS ENDED JANUARY 31
                                                    -------------------------------------------------------------------------
                                                                      1998                                      1997
                                                    -----------------------------------------         -----------------------
                                                    CLASS A         CLASS B       CLASS C (b)         CLASS A         CLASS B
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 7.490         $ 7.490         $7.710            $ 7.630         $ 7.630
                                                    -------         -------         ------            -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                             0.385           0.328          0.173(c)           0.393           0.338
Net realized and unrealized gain (loss)               0.344           0.344          0.124             (0.141)         (0.141)
                                                    -------         -------         ------            -------         -------
Total from Investment Operations                      0.729           0.672          0.297              0.252           0.197
                                                    -------         -------         ------            -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.386)         (0.330)        (0.177)            (0.392)         (0.337)
In excess of net investment income                   (0.003)         (0.002)            --                 --              --
                                                    -------         -------         ------            -------         -------
  Total Distributions
  Declared to Shareholders                           (0.389)         (0.332)        (0.177)            (0.392)         (0.337)
                                                    -------         -------         ------            -------         -------
NET ASSET VALUE, END OF PERIOD                      $ 7.830         $ 7.830         $7.830            $ 7.490         $ 7.490
                                                    =======         =======         ======            =======         =======
Total return (d)(e)                                   10.00%           9.19%          3.90%(f)           3.48%           2.71%
                                                    =======         =======         ======            =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.62%(g)        1.37%(g)       1.09%(c)(g)(h)     0.59(g)         1.34%(g)
Net investment income                                  5.04%(g)        4.29%(g)       4.48%(c)(g)(h)     5.28(g)         4.53%(g)
Fees and expenses waived or borne by the Advisor       0.29%(g)        0.29%(g)       0.28%(g)(h)        0.31%(g)        0.31%(g)
Portfolio turnover                                       12%             12%            12%                21%             21%
Net assets at end of period (000)                   $80,035         $84,370         $  480            $74,059         $81,437

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:               $ 0.022         $ 0.022         $0.021            $ 0.023         $ 0.023

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30% (annualized).

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits determined from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND THE SHAREHOLDERS OF LIBERTY CONNECTICUT TAX-EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Liberty Connecticut Tax-Exempt Fund (formerly Colonial Connecticut Tax Exempt Fund) (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended January 31, 1999 were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Connecticut Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP


Boston, Massachusetts
March 16, 2001

                       This page left intentionally blank.

                       This page left intentionally blank.

Trustees & Transfer Agent




DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Connecticut Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.


ANNUAL REPORT:
LIBERTY CONNECTICUT TAX-EXEMPT FUND

CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS(SM).

                              [LIBERTY FUNDS LOGO]


ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE
HUSON          A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.SM

STEIN ROE
ADVISOR        INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.

[KEYPORT LOGO] A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.


Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


LIBERTY CONNECTICUT TAX-EXEMPT FUND           ANNUAL REPORT
-------------------------------------------------------------


[LIBERTY FUNDS LETTERHEAD]

                                  -------------
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                                      PAID
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